Document and Entity Information (USD $) In Billions, except Share data	9 Months Ended
	Sep. 30, 2011	Oct. 27, 2011	Jun. 30, 2011 Successor
Entity Registrant Name	VISTEON CORP
Entity Central Index Key	0001111335
Document Type	8-K
Document Period End Date	Sep 30, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q3
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Smaller Reporting Company
Entity Public Float			$ 3.5
Entity Common Stock, Shares Outstanding		51,507,876

Consolidated Statements of Operations (Unaudited) (USD $) In Millions, except Per Share data	3 Months Ended	9 Months Ended	3 Months Ended	9 Months Ended
	Sep. 30, 2011 Successor	Sep. 30, 2011 Successor	Sep. 30, 2010 Predecessor	Sep. 30, 2010 Predecessor
Net sales
Products	$ 2,037	$ 6,188	$ 1,702	$ 5,437
Services			28	142
Total net sales	2,037	6,188	1,730	5,579
Cost of sales
Products	1,889	5,694	1,663	4,877
Services			27	140
Total cost of sales	1,889	5,694	1,690	5,017
Gross margin	148	494	40	562
Selling, general and administrative expense	100	313	91	292
Reorganization expense, net			54	123
Other expense, net	1	18	3	45
Operating income (loss)	47	163	(108)	102
Interest expense	10	38	35	170
Interest income	5	16	4	10
Loss on debt extinguishment		24
Equity in net income of non-consolidated affiliates	43	130	35	100
Income (loss) before income taxes	85	247	(104)	42
Provision for income taxes	25	87	19	94
Net income (loss)	60	160	(123)	(52)
Net income attributable to non-controlling interests	19	54	17	56
Net income (loss) attributable to Visteon	$ 41	$ 106	$ (140)	$ (108)
Per Share Data:
Net earnings (loss) per basic share attributable to Visteon	$ 0.8	$ 2.07	$ (1.08)	$ (0.83)
Net earnings (loss) per diluted share attributable to Visteon	$ 0.79	$ 2.04	$ (1.08)	$ (0.83)

Consolidated Balance Sheets (Unaudited) (USD $) In Millions	Sep. 30, 2011	Dec. 31, 2010
ASSETS
Cash and equivalents	$ 758	$ 905
Restricted cash	22	74
Accounts receivable, net	1,239	1,092
Inventories, net	406	364
Other current assets	279	267
Total current assets	2,704	2,702
Property and equipment, net	1,528	1,576
Equity in net assets of non-consolidated affiliates	547	439
Intangible assets, net	366	402
Other non-current assets	89	89
Total assets	5,234	5,208
LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term debt, including current portion of long-term debt	81	78
Accounts payable	1,173	1,203
Accrued employee liabilities	184	196
Other current liabilities	297	365
Total current liabilities	1,735	1,842
Long-term debt	507	483
Employee benefits	509	526
Deferred income taxes	187	190
Other non-current liabilities	229	217
Shareholders' equity:
Preferred stock (par value $0.01, 50 million shares authorized, none outstanding)
Common stock (par value $0.01, 250 million shares authorized, 52 million issued and outstanding and 51 million shares issued and outstanding, respectively)	1	1
Stock warrants	13	29
Additional paid-in capital	1,156	1,099
Retained earnings	192	86
Accumulated other comprehensive income	18	50
Treasury stock	(7)	(5)
Total Visteon Corporation shareholders' equity	1,373	1,260
Non-controlling interests	694	690
Total shareholders' equity	2,067	1,950
Total liabilities and shareholders' equity	$ 5,234	$ 5,208

Consolidated Balance Sheets (Unaudited) (Parenthetical) (USD $) In Millions, except Per Share data	Sep. 30, 2011	Dec. 31, 2010
Shareholders' equity:
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	50	50
Preferred stock, shares outstanding
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	250	250
Common stock, shares issued	52	51
Common stock, shares outstanding	52	51

Consolidated Statements of Cash Flows (Unaudited) (USD $) In Millions	9 Months Ended
	Sep. 30, 2011 Successor	Sep. 30, 2010 Predecessor
Operating activities
Net income (loss)	$ 160	$ (52)
Adjustments to reconcile net income (loss) to net cash provided from operating activities:
Depreciation and amortization	248	207
Equity in net income of non-consolidated affiliates, net of dividends remitted	(88)	(87)
Loss on debt extinguishment	24
Pension and OPEB, net		(41)
Reorganization expense, net		123
Asset impairments and loss on sale of assets		25
Other non-cash items	26	(1)
Changes in assets and liabilities:
Accounts receivable	(132)	(79)
Inventories	(50)	(75)
Accounts payable	(17)	55
Other assets and liabilities	(116)	148
Net cash provided from operating activities	55	223
Investing activities
Capital expenditures	(185)	(117)
Other, including proceeds from divestitures and asset sales	(2)	42
Net cash used by investing activities	(187)	(75)
Financing activities
Cash restriction, net	52	(62)
Short-term debt, net	11	(9)
Proceeds from issuance of debt, net of issuance costs	503	9
Principal payments on debt	(513)	(99)
Rights offering fees	(33)	(11)
Other	(26)	(21)
Net cash used by financing activities	(6)	(193)
Effect of exchange rate changes on cash	(9)	1
Net decrease in cash and equivalents	(147)	(44)
Cash and equivalents at beginning of year	905	962
Cash and equivalents at end of period	$ 758	$ 918

Basis of Presentation	9 Months Ended
Sep. 30, 2011
Basis of Presentation [Abstract]
Basis of Presentation

NOTE 1. Basis of Presentation

Description of Business: Visteon Corporation (the “Company” or “Visteon”) is a supplier of climate, interiors, electronics and lighting systems, modules and components to global automotive original equipment manufacturers (“OEMs”). Headquartered in Van Buren Township, Michigan, Visteon has a workforce of approximately 27,000 employees and a network of manufacturing operations, technical centers and joint ventures in every major geographic region of the world.

Interim Financial Statements: The unaudited consolidated financial statements of the Company have been prepared in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. These interim consolidated financial statements include all adjustments (consisting of normal recurring adjustments, except as otherwise disclosed) that management believes are necessary for a fair presentation of the results of operations, financial position and cash flows of the Company for the interim periods presented. Interim results are not necessarily indicative of full-year results.

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates, judgments and assumptions that affect amounts reported herein. Management believes that such estimates, judgments and assumptions are reasonable and appropriate. However, due to the inherent uncertainty involved, actual results may differ from those provided in the Company's consolidated financial statements.

Reclassifications: Certain prior period amounts have been reclassified to conform to current period presentation.

Principles of Consolidation: The consolidated financial statements include the accounts of the Company and all subsidiaries that are more than 50% owned and over which the Company exercises control. Investments in affiliates of greater than 20% and for which the Company does not exercise control are accounted for using the equity method.

Revenue Recognition: The Company records revenue when persuasive evidence of an arrangement exists, delivery occurs or services are rendered, the sales price or fee is fixed or determinable and collectibility is reasonably assured. The Company ships product and records revenue pursuant to commercial agreements with its customers generally in the form of an approved purchase order, including the effects of contractual customer price productivity. The Company does negotiate discrete price changes with its customers, which are generally the result of unique commercial issues between the Company and its customers. The Company records amounts associated with discrete price changes as a reduction to revenue when specific facts and circumstances indicate that a price reduction is probable and the amounts are reasonably estimable. The Company records amounts associated with discrete price changes as an increase to revenue upon execution of a legally enforceable contractual agreement and when collectibility is reasonably assured.

Reorganization under Chapter 11 of the U.S. Bankruptcy Code: On May 28, 2009, Visteon and certain of its U.S. subsidiaries (the “Debtors”) filed voluntary petitions for reorganization relief under chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). On October 1, 2010 (the “Effective Date”), the Company emerged from bankruptcy. The Company adopted fresh-start accounting upon emergence from the chapter 11 proceedings and became a new entity for financial reporting purposes as of the Effective Date. Therefore, the consolidated financial statements for the reporting entity subsequent to the Effective Date (the “Successor”) are not comparable to the consolidated financial statements for the reporting entity prior to the Effective Date (the “Predecessor”).

Revenues, expenses, realized gains and losses and provisions for losses directly associated with the reorganization of the business prior to the Effective Date have been reported separately as Reorganization expense, net in the Company’s statement of operations and include the following:

	Predecessor
	Three Months Ended	Nine Months Ended
	September 30, 2010	September 30, 2010
	(Dollars in Millions)
Professional fees	$53	$111
Other direct costs, net	1	12

	$54	$123

Cash payments for reorganization expenses	$41	$88

Other Expense, Net: Other expense, net consists of the following:

	Three Months Ended		Nine Months Ended
	September 30		September 30
	Successor	Predecessor	Successor	Predecessor
	2011	2010	2011	2010
		(Dollars in Millions)
Restructuring	$1	$3	$18	$20
Loss on sale of assets	—	—	—	21
Asset impairment	—	—	—	4

	$1	$3	$18	$45

The Company has undertaken various restructuring activities to achieve its strategic and financial objectives. Restructuring activities include, but are not limited to, plant closures, production relocation, administrative cost structure realignment and consolidation of available capacity and resources. The Company expects to finance restructuring programs through cash on hand, cash generated from its ongoing operations, reimbursements pursuant to customer accommodation and support agreements or through cash available under its existing debt agreements, subject to the terms of applicable covenants. Restructuring costs are recorded as elements of a plan are finalized and the timing of activities and the amount of related costs are not likely to change. However, such costs are estimated based on information available at the time such charges are recorded. In general, management anticipates that restructuring activities will be completed within a timeframe such that significant changes to the plan are not likely. However, actual amounts paid for such activities may differ from amounts initially estimated. The Company recorded  $18 million of net restructuring costs for the nine-months ended September 30, 2011 related to the following.

•

During the second quarter of 2011, the Company informed employees at its Electronics operation in El Puerto de Santa Maria, Cadiz, Spain of its intention to permanently cease production and close the facility. Following this announcement, Visteon commenced discussions with the local unions, works committee and appropriate public authorities regarding specific closure arrangements. The anticipated closure is expected to result in the separation of approximately 400 employees and is expected to be completed by June 30, 2012. The Company recorded approximately  $22 million primarily for severance and termination benefits during the nine months ended September 30, 2011, representing the minimum amount of employee separation costs pursuant to statutory regulations, all of which are expected to be cash separation payments. Further, the Company anticipates incurring additional costs in connection with the closure that are likely to be material, however, an estimate of the amount or range of amounts of these costs cannot be determined at this time because they are subject to the outcome of substantive negotiations with the aforementioned parties and other factors. The Company also reversed approximately  $2 million of previously recorded restructuring accruals during the second quarter of 2011 due to lower than estimated severance and termination benefit costs associated with the consolidation of the Company’s Electronics operations in South America.

•

During the first quarter of 2011, the Company recorded approximately  $4 million for employee severance and termination benefits associated with previously announced actions at two European Interiors facilities and reversed  $6 million of previously established accruals for employee severance and termination benefits at a European Interiors facility pursuant to a contractual agreement to cancel the related social plan.

During the nine months ended September 30, 2010, the Company recorded  $20 million of restructuring expenses, including  $6 million of employee severance and termination benefits to streamline corporate administrative and support functions;  $6 million of equipment move and relocation costs;  $5 million of employee severance and termination benefits related to the closure of a European Interiors facility;  $3 million of employee severance and termination benefits related to customer accommodation and support agreements.

Given the economically-sensitive and highly competitive nature of the automotive industry, the Company continues to closely monitor current market factors and industry trends taking action as necessary, including but not limited to, additional restructuring actions. However, there can be no assurance that any such actions will be sufficient to fully offset the impact of adverse factors on the Company or its results of operations, financial position and cash flows.

In June 2010, the Company reached an agreement to sell its entire 46.6% interest in the shares of Toledo Molding & Die, Inc., a supplier of interior components, for proceeds of approximately  $10 million. Accordingly, the Company recorded an impairment charge of approximately  $4 million, representing the difference between the carrying value of the Company’s investment in Toledo Molding & Die, Inc. and the share sale proceeds. On March 8, 2010, the Company completed the sale of substantially all of the assets of Atlantic Automotive Components, L.L.C., (“Atlantic”), to JVIS Manufacturing LLC, an affiliate of Mayco International LLC. The Company recorded losses of approximately  $21 million in connection with the sale of Atlantic assets.

Restricted Cash: Restricted cash represents amounts designated for uses other than current operations and includes  $15 million related to outstanding letters of credit and  $7 million for affiliate debt, lease and tax payment guarantees at September 30, 2011. Restricted cash decreased by  $52 million during 2011 primarily due to the disbursement of previously escrowed funds to settle reorganization related professional fees.

Recent Accounting Pronouncements: In September 2011, the Financial Accounting Standards Board (“FASB”) issued guidance amending the options for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. This guidance provides an option to perform a qualitative assessment to determine whether the events or circumstances exist which could lead to the determination that it is more likely than not that the carrying amount of a reporting unit exceeds its fair value, prior to performing a quantitative assessment as provided for in previous guidance. This guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In June 2011, the FASB issued guidance amending comprehensive income disclosures retrospectively, for fiscal years, and interim reporting periods within those years, beginning after December 15, 2011. This guidance requires disclosure of all changes in the comprehensive income component of stockholders’ equity to be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In May 2011, the FASB issued guidance amending fair value measurement disclosures for fiscal years, and interim reporting periods within those years, beginning after December 15, 2011. This guidance will increase disclosures and result in common disclosure requirements between GAAP and International Financial Reporting Standards. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

Inventories	9 Months Ended
Sep. 30, 2011
Inventories [Abstract]
Inventories

NOTE 2. Inventories

Inventories are stated at the lower of cost, determined on a first-in, first-out basis, or market. A summary of inventories is provided below:

	September 30 2011	December 31 2010
	(Dollars in Millions)
Raw materials	$167	$120
Work-in-process	187	174
Finished products	67	76

	$421	$370
Valuation reserves	(15)	(6)

	$406	$364

Other Assets	9 Months Ended
Sep. 30, 2011
Other Assets [Abstract]
Other Assets

NOTE 3. Other Assets

Other current assets are summarized as follows:

	September 30	December 31
	2011	2010
	(Dollars in Millions)
Recoverable taxes	$96	$80
Pledged accounts receivable	63	90
Deferred tax assets	39	33
Deposits	35	35
Prepaid assets	22	16
Other	24	13

	$279	$267

Other non-current assets are summarized as follows:

	September 30	December 31
	2011	2010
	(Dollars in Millions)
Deposits	$24	$24
Deferred tax assets	20	13
Income tax receivable	12	14
Other	33	38

	$89	$89

Property and Equipment	9 Months Ended
Sep. 30, 2011
Property and Equipment [Abstract]
Property and Equipment

NOTE 4. Property and Equipment

Property and equipment is stated at cost and is depreciated over the estimated useful lives of the assets, principally using the straight-line method. A summary of Property and equipment, net is provided below:

	September 30	December 31
	2011	2010
	(Dollars in Millions)
Land	$199	$207
Buildings and improvements	320	312
Machinery, equipment and other	1,038	935
Construction in progress	114	93

Total property and equipment	$1,671	$1,547
Accumulated depreciation	(229)	(55)

	$1,442	$1,492
Product tooling, net of amortization	86	84

Property and equipment, net	$1,528	$1,576

Property and equipment is depreciated principally using the straight-line method of depreciation over an estimated useful life. Generally, buildings and improvements are depreciated over a 40-year estimated useful life and machinery, equipment and other assets are depreciated over estimated useful lives ranging from 3 to 15 years. Product tooling is amortized using the straight-line method over the estimated life of the tool, generally not exceeding six years.

Depreciation and amortization expenses are summarized as follows:

	Three Months Ended September 30		Nine Months Ended September 30
	Successor	Predecessor	Successor	Predecessor
	2011	2010	2011	2010
		(Dollars in Millions)
Depreciation	$69	$62	$200	$191
Amortization	5	5	14	16

	$74	$67	$214	$207

Non-Consolidated Affiliates	9 Months Ended
Sep. 30, 2011
Non-Consolidated Affiliates [Abstract]
Non-Consolidated Affiliates

NOTE 5. Non-Consolidated Affiliates

The Company recorded equity in net income of non-consolidated affiliates of  $43 million and  $35 million for the three-month periods ended September 30, 2011 and 2010, respectively. For the nine-month periods ended September 30, 2011 and 2010, the Company recorded  $130 million and  $100 million, respectively. The Company had  $547 million and  $439 million of equity in the net assets of non-consolidated affiliates at September 30, 2011 and December 31, 2010, respectively.

The following table presents summarized financial data for the Company’s non-consolidated affiliates, including Yanfeng Visteon Automotive Trim Systems Co., Ltd (“Yanfeng”), of which the Company owns a 50% interest and which is considered a significant non-consolidated affiliate. Summarized financial information reflecting 100% of the operating results of the Company’s equity investees are provided below for the three-month and nine-month periods ended September 30.

	Three months ended September 30
	Net Sales		Gross Margin		Net Income
	2011	2010	2011	2010	2011	2010
	(Dollars in Millions)
Yanfeng.	$740	$713	$125	$110	$68	$52
All other	211	203	38	33	19	20

	$951	$916	$163	$143	$87	$72

	Nine months ended September 30
	Net Sales		Gross Margin		Net Income
	2011	2010	2011	2010	2011	2010
	(Dollars in Millions)
Yanfeng.	$2,199	$1,834	$362	$295	$200	$150
All other	603	656	108	101	60	49

	$2,802	$2,490	$470	$396	$260	$199

The Company monitors its investments in the net assets of non-consolidated affiliates for indicators of other-than-temporary declines in value on an ongoing basis. If the Company determines that such a decline has occurred, an impairment loss is recorded, which is measured as the difference between carrying value and fair value.

Intangible Assets	9 Months Ended
Sep. 30, 2011
Intangible Assets [Abstract]
Intangible Assets

NOTE 6. Intangible Assets

Intangible assets, net are comprised of the following:

	September 30, 2011			December 31, 2010
	Gross Carrying Value	Accumulated Amortization	Net Carrying Value	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
	(Dollars in Millions)
Definite-lived intangible assets
Developed technology	$210	$27	$183	$214	$7	$207
Customer related	119	13	106	121	3	118
Other	20	3	17	15	1	14

	$349	$43	$306	$350	$11	$339

Goodwill and indefinite-lived intangible assets
Goodwill			$36			$38
Trade names			24			25

			$60			$63

Total Intangible assets, net			$366			$402

The Company recorded approximately  $12 million and  $34 million of amortization expense for the three-month and nine-month periods ended September 30, 2011, respectively, related to definite-lived intangible assets. The Company currently estimates annual amortization expense to be  $45 million in 2011 and  $44 million each year for 2012 through 2014, and  $43 million for 2015. Goodwill and trade names, substantially all of which relate to the Company’s Climate reporting unit, are not amortized but are tested for impairment at least annually. Impairment testing is required more often if an event or circumstance indicates that an impairment is more likely than not to have occurred. In conducting impairment testing, the fair value of the reporting unit is compared to the net book value of the reporting unit. If the net book value exceeds the fair value, an impairment loss is measured and recognized. The Company conducts its annual impairment testing as of the first day of the fourth quarter.

Other Liabilities	9 Months Ended
Sep. 30, 2011
Other Liabilities [Abstract]
Other Liabilities

NOTE 7. Other Liabilities

Other current liabilities are summarized as follows:

	September 30	December 31
	2011	2010
	(Dollars in Millions)
Product warranty and recall reserves	$42	$44
Non-income taxes payable	40	41
Foreign currency hedges	29	—
Restructuring reserves	27	43
Deferred income	23	6
Accrued interest	16	11
Income taxes payable	14	38
Reorganization related accruals	14	97
Other accrued liabilities	92	85

	$297	$365

The following is a summary of the Company’s consolidated restructuring reserves and related activity for the nine months ended September 30, 2011.

	Interiors	Climate	Electronics	Lighting	Central	Total
	(Dollars in Millions)
December 31, 2010	$37	$2	$3	$—	$1	$43
Expenses	4	—	—	—	—	4
Reversal	(6)	—	—	—	—	(6)
Foreign currency	1	—	—	—	—	1
Utilization	(12)	—	(1)	—	(1)	(14)

March 31, 2011	$24	$2	$2	$—	$—	$28

Expenses	—	—	21	—	—	21
Reversal	—	—	(2)	—	—	(2)
Foreign currency	1	—	—	—	—	1
Utilization	(6)	—	—	—	—	(6)

June 30, 2011	$19	$2	$21	$—	$—	$42

Expenses	1	—	1	—	—	2
Reversal	(1)	—	—	—	—	(1)
Foreign currency	—	—	(1)	—	—	(1)
Utilization	(14)	—	(1)	—	—	(15)

September 30, 2011	$5	$2	$20	$—	$—	$27

Restructuring reserves as of September 30, 2011 includes  $20 million for severance and termination benefits for employees of the Company’s Electronics operation in El Puerto de Santa Maria, Cadiz, Spain pursuant to a June 2011 closure announcement and  $3 million of severance and termination benefits for former employees of the Company’s Interiors operation in La Touche-Tizon, Rennes, France that was divested in December 2010. The Company anticipates that the activities associated with these reserves will be substantially completed within the next 12 months. Utilization for the three and nine months ended September 30, 2011 of  $15 million and  $35 million, respectively, primarily represent payments for employee severance and termination benefits related to previously announced restructuring actions. Restructuring expenses and reversals are further discussed in Note 1, “Basis of Presentation,” to the consolidated financial statements.

Other non-current liabilities are summarized as follows:

	September 30	December 31
	2011	2010
	(Dollars in Millions)
Income tax reserves	$99	$96
Non-income taxes payable	45	43
Deferred income	36	20
Product warranty and recall reserves	26	31
Other accrued liabilities	23	27

	$229	$217

Portions of the Company’s current and non-current deferred income totaling  $15 million and  $32 million, respectively, relate to payments received pursuant to various customer accommodation, support and other agreements. Revenue associated with these agreements is being recorded in relation to the delivery of associated products, assets and/or services in accordance with the terms of the underlying agreement or over the estimated period of benefit to the customer, generally representing the duration of remaining production on current vehicle platforms. The Company recorded  $4 million and  $16 million of revenue associated with these payments during the three and nine months ended September 30, 2011. The Company expects to record approximately  $4 million,  $15 million,  $13 million,  $12 million and  $3 million of deferred amounts in the remainder of 2011 and the annual periods of 2012, 2013, 2014 and 2015, respectively.

Debt	9 Months Ended
Sep. 30, 2011
Debt [Abstract]
Debt

NOTE 8. Debt

The Company’s short-term and long-term debt balances consisted of the following:

	September 30	December 31
	2011	2010
	(Dollars in Millions)
Short-term debt
Current portion of long-term debt	$1	$7
Other – short-term	80	71

Total short-term debt	81	78

Long-term debt
6.75% senior notes due April 15, 2019	494	—
Term loan	—	472
Other	13	11

Total long-term debt	507	483

Total debt	$588	$561

On April 6, 2011, the Company completed the sale of  $500 million aggregate principal amount of 6.75% senior notes due April 15, 2019 (the “Senior Notes”) and repaid its obligations under the Term Loan Credit Agreement (“Term Loan”) represented by the outstanding principal amount of  $498 million, which was included as a financing activity in the Company’s consolidated statements of cash flows. During the second quarter of 2011, the Company recorded  $24 million of losses on the early extinguishment of the Term Loan including  $21 million of unamortized original issuance discount and debt fees that were recorded net of the Term Loan principal on the face of the Company’s consolidated balance sheets immediately prior to extinguishment.

The Senior Notes were issued under an Indenture, dated April 6, 2011 (the “Indenture”), among the Company, the subsidiary guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Indenture and the form of Senior Notes provide, among other things, that the Senior Notes will be senior unsecured obligations of the Company. Interest is payable on the Senior Notes on April 15 and October 15 of each year beginning on October 15, 2011 until maturity. Each of the Company’s existing and future 100% owned domestic restricted subsidiaries that guarantee debt under the Company’s asset-based credit facility guarantee the Senior Notes.

In addition, the Company and certain of its domestic subsidiaries entered into a second amendment to the Company’s Revolving Loan Credit Agreement (the “Amendment”), whereby the Company’s Revolving Loan Credit Agreement (the “Revolver”) was amended and restated. The Amendment, among other things, reduces the commitment fee on undrawn amounts, decreases certain applicable margins and modifies or replaces certain of the covenants and other provisions. On April 1, 2011 the Company and certain of its domestic subsidiaries entered an incremental revolving loan amendment, whereby the commitment amounts under the Revolver were increased by  $20 million, to a total facility size of  $220 million, subject to borrowing base requirements.

Fair Value

The fair value of debt was approximately  $560 million and  $566 million at September 30, 2011 and December 31, 2010, respectively. Fair value estimates were based on quoted market prices or current rates for the same or similar issues, or on the current rates offered to the Company for debt of the same remaining maturities.

Employee Retirement Benefits	9 Months Ended
Sep. 30, 2011
Employee Retirement Benefits [Abstract]
Employee Retirement Benefits

NOTE 9. Employee Retirement Benefits

Benefit Expenses

The components of the Company’s net periodic benefit costs for the three-month periods ended September 30, 2011 and 2010 were as follows:

	Retirement Plans				Health Care and Life Insurance Benefits
	U.S. Plans		Non-U.S. Plans
	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor
	2011	2010	2011	2010	2011	2010
	(Dollars in Millions)
Service cost	$2	$2	$2	$1	$—	$—
Interest cost	18	18	7	7	—	2
Expected return on plan assets	(19)	(18)	(5)	(5)	—	—
Net reinstatement of benefits	—	—	—	—	—	155
Amortization of:
Plan amendments	—	(1)	—	—	—	(18)
Actuarial losses and other	—	1	—	—	—	—
Special termination benefits	1	1	—	—	—	—
Curtailments	—	(13)	—	—	—	—

Visteon sponsored plan net periodic benefit costs	2	(10)	4	3	—	139
Expense for certain salaried employees whose benefits are partially covered by Ford	—	—	—	—	—	(11)

Net periodic benefits costs, excluding restructuring	$2	$(10)	$4	$3	$—	$128

The components of the Company’s net periodic benefit costs for the nine-month periods ended September 30, 2011 and 2010 were as follows:

	Retirement Plans				Health Care and Life Insurance Benefits
	U.S. Plans		Non-U.S. Plans
	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor
	2011	2010	2011	2010	2011	2010
	(Dollars in Millions)
Service cost	$4	$7	$5	$4	$—	$—
Interest cost	55	56	21	19	—	3
Expected return on plan assets	(56)	(55)	(14)	(14)	—	—
Net (termination) reinstatement of benefits	—	—	—	—	(2)	306
Amortization of:
Plan amendments	—	(2)	—	1	—	(374)
Actuarial losses and other	—	2	—	—	—	43
Special termination benefits	3	1	—	—	—	—
Curtailments	—	(14)	—	—	—	—
Settlements	—	—	—	—	—	(1)

Visteon sponsored plan net periodic benefit costs	6	(5)	12	10	(2)	(23)
Expense for certain salaried employees whose benefits are partially covered by Ford	—	1	—	—	—	(15)

Net periodic benefits costs, excluding restructuring	$6	$(4)	$12	$10	$(2)	$(38)

Special termination benefits	—	2	—	—	—	—

Total employee retirement benefit related restructuring costs	$—	$2	$—	$—	$—	$—

Pension Plan Amendments

On October 17, 2011, the Company communicated changes in U.S. retirement plans for its active employees, who will cease to accrue benefits under defined benefit pension plans effective December 31, 2011. The Company expects to record a curtailment gain of approximately  $2 million during the fourth quarter of 2011. The Company estimates that pension liabilities will decrease by about  $25 million as a result of the plan changes which will be more than offset by an increase of approximately  $55 million associated with market conditions as of the October 17, 2011 re-measurement date, primarily due to lower interest rates.

Postretirement Employee Health Care and Life Insurance Benefits

During 2009 and 2010 the Company eliminated postretirement health care and life insurance benefits (“OPEB”) under certain U.S. plans pursuant to various Court orders, which resulted in a decrease to postretirement employee benefit expense and other comprehensive income of approximately  $312 million during the nine-month period ended September 30, 2010.

In July 2010, the United States Court of Appeals for the Third Circuit (the “Circuit Court”) reversed previous orders of the Court and the District Court for the District of Delaware (the “District Court”) authorizing the Company to eliminate such OPEB benefits without complying with the requirements of Bankruptcy Code Section 1114. The Circuit Court directed the District Court to, among other things, direct the Court to order the Company to take whatever action is necessary to immediately restore all terminated or modified benefits to their pre-termination/modification levels. In August 2010 the Court issued an order requiring the Company to retroactively restore certain terminated or modified benefits. Accordingly, the Company recorded an increase in other postretirement employee benefit expense of  $305 million for the reinstatement of these benefits during the nine-month period ended September 30, 2010, of which approximately  $150 million was recorded during the second quarter 2010 and  $155 million was during the third quarter of 2010.

In September 2010, the Court issued an order approving the Memorandum of Agreement between the IUE-CWA and the Company pursuant to which the parties agreed that  $12 million would be paid in full settlement of the OPEB obligations for the former Connersville and Bedford hourly employees under Section 1114 of the Bankruptcy Code. The Company recorded a reduction in related OPEB liabilities of approximately  $140 million and an increase to other comprehensive income of which  $18 million was recognized in net income during the third quarter of 2010.

Contributions

During the nine-month period ended September 30, 2011, contributions to the Company’s U.S. retirement plans and OPEB plans were  $41 million and  $5 million, respectively and contributions to non-U.S. retirement plans were  $10 million. The Company anticipates additional contributions to its U.S. retirement plans and OPEB plans of  $7 million and  $1 million, respectively, during 2011. The Company also anticipates additional 2011 contributions to non-U.S. retirement plans of  $10 million.

Income Taxes	9 Months Ended
Sep. 30, 2011
Income Taxes [Abstract]
Income Taxes

NOTE 10. Income Taxes

The Company’s provision for income taxes in interim periods is computed by applying an estimated annual effective tax rate against income before income taxes, excluding equity in net income of non-consolidated affiliates for the period. Effective tax rates vary from period to period as separate calculations are performed for those countries where the Company’s operations are profitable and whose results continue to be tax-effected and for those countries where full deferred tax valuation allowances exist and are maintained. The Company is also required to record the tax impact of certain other non-recurring tax items, including changes in judgment about valuation allowances and effects of changes in tax laws or rates, in the interim period in which they occur. The need to maintain valuation allowances against deferred tax assets in the U.S. and other affected countries will continue to cause variability in the Company’s quarterly and annual effective tax rates. Full valuation allowances against deferred tax assets in the U.S. and applicable foreign countries will be maintained until sufficient positive evidence exists to reduce or eliminate them.

The Company’s provision for income tax for the three and nine-month periods ended September 30, 2011 of  $25 million and  $87 million, respectively, includes income tax expense in countries where the Company is profitable, withholding taxes, changes in uncertain tax benefits, and the inability to record a tax benefit for pre-tax losses in the U.S. and certain other jurisdictions to the extent not offset by other categories of income. Additionally, the Company’s provision for income tax for the three and nine-month periods ended September 30, 2011 includes a tax benefit of  $8 million associated with the reversal of a full valuation allowance against deferred tax assets of a foreign subsidiary.

The amount of income tax expense or benefit allocated to continuing operations is generally determined without regard to the tax effects of other categories of income or loss, such as other comprehensive income. However, an exception to the general rule is provided when there is a pre-tax loss from continuing operations and net pre-tax income from other categories in the current year. In such instances, net pre-tax income from other categories must offset the current loss from operations, the tax benefit of such offset being reflected in continuing operations even when a valuation allowance has been established against the deferred tax assets. In instances where a valuation allowance is established against current year operating losses, net pre-tax income from other sources, including other comprehensive income, is considered when determining whether sufficient future taxable income exists to realize the deferred tax assets.

Unrecognized Tax Benefits

Gross unrecognized tax benefits were  $137 million at September 30, 2011 and  $131 million at December 31, 2010, of which approximately  $72 million and  $74 million, respectively, represent the amount of unrecognized benefits that, if recognized, would impact the effective tax rate. During the three-month and nine-month periods ended September 30, 2011, the Company decreased unrecognized tax benefits that would impact the effective tax rate to reflect the remeasurement of uncertain tax positions related to ongoing audits in Europe, the closing of statutes for certain tax positions taken in prior years, and foreign currency impacts. These decreases were partially offset by new tax positions expected to be taken in future tax filings, primarily related to the allocation of costs among our global operations. The Company records interest and penalties related to uncertain tax positions as a component of income tax expense. Accrued interest and penalties related to uncertain tax positions was  $27 million at September 30, 2011 and  $22 million at December 31, 2010.

The Company operates in multiple jurisdictions throughout the world and the income tax returns of its subsidiaries in various tax jurisdictions are subject to periodic examination by respective tax authorities. With few exceptions, the Company is no longer subject to U.S. federal tax examinations for years before 2006 or state and local, or non-U.S. income tax examinations for years before 2002. It is reasonably possible that the amount of the Company’s unrecognized tax benefits may change within the next twelve months due to the conclusion of ongoing audits or the expiration of tax statutes. Given the number of years, jurisdictions and positions subject to examination, the Company is unable to estimate the full range of possible adjustments to the balance of unrecognized tax benefits. However, the Company believes it is reasonably possible it will reduce the amount of its existing unrecognized tax benefits impacting the effective tax rate by  $2 million to  $5 million due to the lapse of jurisdictional statutes of limitations within the next 12 months.

Shareholders' Equity and Non-controlling Interests	9 Months Ended
Sep. 30, 2011
Shareholders Equity and Noncontrolling Interests [Abstract]
Shareholders' Equity and Non-controlling Interests

NOTE 11. Shareholders’ Equity and Non-controlling Interests

The table below provides a reconciliation of the carrying amount of total shareholders’ equity (deficit), including shareholders’ equity (deficit) attributable to Visteon and equity attributable to non-controlling interests (“NCI”).

	Three Months Ended September 30
	Successor			Predecessor
	2011			2010
	Visteon	NCI	Total	Visteon	NCI	Total
	(Dollars in Millions)
Shareholders’ equity (deficit) beginning balance	$1,443	$713	$2,156	$(1,097)	$327	$(770)
Net income (loss)	41	19	60	(140)	17	(123)
Other comprehensive (loss) income:
Foreign currency translation adjustment	(102)	(31)	(133)	121	16	137
Pension and other postretirement benefits	(3)	—	(3)	18	—	18
Other	(20)	(6)	(26)	2	1	3

Total other comprehensive (loss) income	(125)	(37)	(162)	141	17	158
Stock-based compensation, net	10	—	10	—	—	—
Warrant exercises	4	—	4	—	—	—
Dividends to non-controlling interests	—	(1)	(1)	—	(2)	(2)

Shareholders’ equity (deficit) ending balance	$1,373	$694	$2,067	$(1,096)	$359	$(737)

	Nine Months Ended September 30
	Successor			Predecessor
	2011			2010
	Visteon	NCI	Total	Visteon	NCI	Total
	(Dollars in Millions)
Shareholders’ equity (deficit) beginning balance	$1,260	$690	$1,950	$(772)	$317	$(455)
Net income (loss)	106	54	160	(108)	56	(52)
Other comprehensive (loss) income:
Foreign currency translation adjustment	(18)	(13)	(31)	14	6	20
Pension and other postretirement benefits	—	—	—	(232)	—	(232)
Other	(14)	(5)	(19)	2	3	5

Total other comprehensive (loss) income	(32)	(18)	(50)	(216)	9	(207)
Stock-based compensation, net	30	—	30	—	—	—
Warrant exercises	9	—	9	—	—	—
Dividends to non-controlling interests	—	(32)	(32)	—	(23)	(23)

Shareholders’ equity (deficit) ending balance	$1,373	$694	$2,067	$(1,096)	$359	$(737)

Non-controlling Interests

Non-controlling interests in the Visteon Corporation economic entity are as follows:

	September 30 2011	December 31 2010
	(Dollars in Millions)
Halla Climate Control Corporation	$636	$632
Duckyang Industries Co. Ltd	28	28
Visteon Interiors Korea Ltd	20	19
Other	10	11

Total non-controlling interests	$694	$690

The Company holds a 70% interest in Halla Climate Control Corporation (“Halla”), a consolidated subsidiary. Halla is headquartered in South Korea with operations in North America, Europe and Asia. Halla designs, develops and manufactures automotive climate control products, including air-conditioning systems, modules, compressors and heat exchangers for sale to global OEMs.

On October 31, 2011, the Company sold a portion of its ownership interest in Duckyang Industries Co. Ltd (“Duckyang”), a company incorporated under the laws of the Republic of Korea. In connection with the sale, the Company’s voting interests were reduced to a non-controlling level. Accordingly, Duckyang will be deconsolidated from the Company’s financial statements with effect from the October 31, 2011 closing date at which time the Company will commence equity method accounting for its retained non-controlling interest. Duckyang reported sales of  $514 million for the nine months ended September 30, 2011 and had cash balances of  $57 million, total assets of  $187 million and total liabilities of  $129 million as of September 30, 2011. In connection with the deconsolidation, the Company will record its retained non-controlling interest at fair value, which could result in a non-cash gain or loss and such amount could be material.

The Accumulated other comprehensive income (“AOCI”) category of Shareholders’ equity, includes:

	September 30 2011	December 31 2010
	(Dollars in Millions)
Foreign currency translation adjustments, net of tax	$(17)	$1
Pension and other postretirement benefit adjustments, net of tax	51	51
Unrealized loss on derivatives, net of tax	(16)	(2)

Total Visteon Accumulated other comprehensive income	$18	$50

Earnings Per Share	9 Months Ended
Sep. 30, 2011
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 12. Earnings Per Share

Basic earnings (loss) per share of common stock is calculated by dividing reported net income (loss) by the average number of shares of common stock outstanding during the applicable period, adjusted for restricted stock. In addition to restricted stock, the calculation of diluted earnings per share takes into account the effect of dilutive potential common stock, such as stock warrants and stock options.

	Three Months Ended September 30		Nine Months Ended September 30
	Successor	Predecessor	Successor	Predecessor
	2011	2010	2011	2010
	(Dollars in Millions)
Numerator:
Net income (loss) attributable to Visteon common shareholders	$41	$(140)	$106	$(108)

Denominator:
Average common stock outstanding	51.5	130.2	51.1	130.3
Less: Average restricted stock outstanding	—	(0.8)	—	(0.9)

Basic shares	51.5	129.4	51.1	129.4
Add: Diluted effect of warrants	0.5	—	0.9	—

Diluted shares	52.0	129.4	52.0	129.4

Basic and Diluted Earnings (Loss) Per share Attributable to Visteon:
Basic	$0.80	$(1.08)	$2.07	$(0.83)
Diluted	$0.79	$(1.08)	$2.04	$(0.83)

Unvested restricted stock is a participating security and is therefore included in the computation of basic earnings per share under the two-class method. Diluted earnings per share is computed using the treasury stock method, dividing net income by the average number of shares of common stock outstanding, including the dilutive effect of the warrants, using the average share price during the period. There is no difference in diluted earnings per share between the two-class and treasury stock method. Stock options and stock warrants with exercise prices that exceed the average market price of the Company’s common stock have an anti-dilutive effect and therefore were excluded from the computation of diluted earnings per share. For the three and nine months ended September 30, 2010, stock options to purchase approximately 7 million and 9 million shares, respectively, of common stock and stock warrants to purchase 25 million shares of common stock were not included in the computation of diluted loss per share as the effect of including them would have been anti-dilutive.

Fair Value Measurements and Financial Instruments	9 Months Ended
Sep. 30, 2011
Fair Value Measurements and Financial Instruments [Abstract]
Fair Value Measurements and Financial Instruments

NOTE 13. Fair Value Measurements and Financial Instruments

Fair Value Hierarchy

Financial assets and liabilities are categorized, based on the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to the quoted prices in active markets for identical assets and liabilities and lowest priority to unobservable inputs.

•

Level 1 — Financial assets and liabilities whose values are based on unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

•

Level 2 — Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable for substantially the full term of the asset or liability.

•

Level 3 — Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

Financial Instruments

The Company’s net cash inflows and outflows exposed to the risk of changes in foreign currency exchange rates arise from the sale of products in countries other than the manufacturing source, foreign currency denominated supplier payments, debt and other payables, subsidiary dividends and investments in subsidiaries. Where possible, the Company utilizes derivative financial instruments to protect the Company’s cash flow from changes in exchange rates. Foreign currency exposures are reviewed monthly and any natural offsets are considered prior to entering into a derivative financial instrument. The Company’s primary foreign currency exposures include the Euro, Korean Won, Czech Koruna, Hungarian Forint and Mexican Peso. The Company utilizes a strategy of partial coverage, based on risk management policies, for transactions in these currencies. As of September 30, 2011 and December 31, 2010, the Company had forward contracts to hedge changes in foreign currency exchange rates with notional amounts of approximately  $740 million and  $529 million, respectively. A portion of these instruments have been designated as cash flow hedges with the effective portion of the gain or loss reported in the accumulated other comprehensive income component of shareholders’ equity in the Company’s consolidated balance sheets. The ineffective portion of these instruments is recorded as cost of sales in the Company’s consolidated statements of operations.

Foreign currency hedge instruments are measured at fair value on a recurring basis under an income approach using industry-standard models that consider various assumptions, including time value, volatility factors, current market and contractual prices for the underlying and non-performance risk. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data, or are supported by observable levels at which transactions are executed in the marketplace. Accordingly, the Company’s foreign currency instruments are classified as Level 2, “Other Observable Inputs” in the fair value hierarchy. As of September 30, 2011, the Company’s foreign currency hedge instruments represent a net liability of  $29 million.

During the second quarter of 2011, the Company terminated interest rate swaps with a notional amount of  $250 million related to the  $500 million Term Loan due October 2017. These interest rate swaps had been designated as cash flow hedges and were settled for a loss of less than  $1 million, which was recorded as interest expense. The Company repaid its obligations under the Term Loan following the completion of the sale of the  $500 million aggregate principal amount of 6.75% senior notes due April 15, 2019.

As of December 31, 2010, the Company had interest rate swaps with a notional amount of  $250 million that effectively converted designated cash flows associated with underlying interest payments on the Term Loan from a variable interest rate to a fixed interest rate. The instruments had been designated as cash flow hedges with the effective portion of the gain or loss reported in the accumulated other comprehensive income component of shareholders’ equity in the Company’s consolidated balance sheet. The ineffective portion of these swaps was assessed based on the hypothetical derivative method and was recorded as interest expense in the Company’s consolidated statement of operations.

Interest rate swaps are measured at fair value on a recurring basis under an income approach using industry-standard models that consider various assumptions, including time value, volatility factors, current market and contractual prices for the underlying and non-performance risk. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data, or are supported by observable levels at which transactions are executed in the marketplace. Accordingly, the Company’s interest rate swaps were classified as Level 2, “Other Observable Inputs” in the fair value hierarchy.

Financial Statement Presentation

The Company presents its derivative positions and any related material collateral under master netting agreements on a net basis. Derivative financial instruments designated as hedging instruments are included in the Company’s consolidated balance sheets at September 30, 2011 and December 31, 2010 as follows:

	Assets			Liabilities
Risk Hedged	Classification	2011	2010	Classification	2011	2010
	(Dollars in Millions)

Designated
Foreign currency	Other current assets	$—	$—	Other current assets	$—	$1
Foreign currency	Other current liabilities	2	1	Other current liabilities	30	2
Interest rates	Other non-current assets	—	—	Other non-current liabilities	—	1

Non-designated
Foreign currency	Other current assets	—	2	Other current assets	—	—
Foreign currency	Other current liabilities	—	2	Other current liabilities	1	1

		$2	$5		$31	$5

The impact of derivative financial instruments on the Company’s financial statements, as recorded in cost of sales, for the three months ended September 30, 2011 and 2010 is as follows:

	Amount of Gain (Loss)
	Recorded in AOCI		Reclassified from AOCI into Income		Recorded in Income
	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor
	2011	2010	2011	2010	2011	2010
	(Dollars in Millions)
Foreign currency risk
Cash flow hedges	$(20)	$2	$1	$2	$—	$—

The impact of derivative financial instruments on the Company’s financial statements, as recorded in cost of sales, for the nine months ended September 30, 2011 and 2010 is as follows:

	Amount of Gain (Loss)
	Recorded in AOCI		Reclassified from AOCI into Income		Recorded in Income
	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor
	2011	2010	2011	2010	2011	2010
	(Dollars in Millions)
Foreign currency risk
Cash flow hedges	$(15)	$2	$7	$4	$—	$—
Non-designated cash flow hedges	—	—	—	—	(4)	(1)

Total	$(15)	$2	$7	$4	$(4)	$(1)

Interest rate risk
Cash flow hedges	$1	$—	$—	$—	$—	$—

Concentrations of Credit Risk

Financial instruments, including cash equivalents, marketable securities, derivative contracts and accounts receivable, expose the Company to counterparty credit risk for non-performance. The Company’s counterparties for cash equivalents, marketable securities and derivative contracts are banks and financial institutions that meet the Company’s requirement of high credit standing. The Company’s counterparties for derivative contracts are substantial investment and commercial banks with significant experience using such derivatives. The Company manages its credit risk through policies requiring minimum credit standing and limiting counterparty credit exposure, and through monitoring of counterparty financial condition and related credit risks. The Company’s concentration of credit risk related to derivative contracts at September 30, 2011 was not significant. With the exception of the customers below, the Company’s credit risk with any individual customer does not exceed ten percent of total accounts receivable at September 30, 2011 and December 31, 2010, respectively.

	September 30 2011	December 31 2010
Ford and affiliates	24%	22%
Hyundai Motor Company	14%	17%
Hyundai Mobis Company	13%	14%

Management periodically performs credit evaluations of its customers and generally does not require collateral.

Commitments and Contingencies	9 Months Ended
Sep. 30, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

NOTE 14. Commitments and Contingencies

Guarantees and Commitments

The Company has guaranteed approximately  $39 million for lease payments related to its subsidiaries for between one and ten years. In connection with the January 2009 PBGC Agreement, the Company agreed to provide a guarantee by certain affiliates of certain contingent pension obligations of up to  $30 million, the term of this guarantee is dependent upon certain contingent events as set forth in the PBGC Agreement.

In December 2010, the Company entered into a stipulation agreement obligating the Company to purchase certain professional services totaling  $14 million on or before February 29, 2012. This agreement was contingent on Court approval and was subsequently re-negotiated in March 2011, whereby the obligation was reduced to  $13 million. This agreement was approved by the Court in April 2011.

During the third quarter of 2011, an initial investment of  $6 million was made by Halla in Wuhu Bonaire Automotive Electrical Systems Co., Ltd., an existing Chinese affiliate of Chery Automobile Co., Ltd. supporting Chery’s climate control products. This transaction is expected to close in the fourth quarter of 2011, at which time Halla will make an additional investment of approximately  $20 million, and will hold a 37.5% interest in the joint venture.

Litigation and Claims

On May 28, 2009, the Debtors filed voluntary petitions in the Court seeking reorganization relief under the provisions of chapter 11 of the Bankruptcy Code. The Debtors’ chapter 11 cases have been assigned to the Honorable Christopher S. Sontchi and are being jointly administered as Case No. 09-11786. The Debtors continued to operate their business as debtors-in-possession under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court until their emergence on October 1, 2010.

In December of 2009, the Court granted the Debtors’ motion in part authorizing them to terminate or amend certain other postretirement employee benefits, including health care and life insurance. On December 29, 2009, the IUE-CWA, the Industrial Division of the Communications Workers of America, AFL-CIO, CLC, filed a notice of appeal of the Court’s order with the District Court. On March 30, 2010, the District Court affirmed the Court’s order in all respects. On April 1, 2010, the IUE filed a notice of appeal, and subsequently a motion for expedited treatment of the appeal and for a stay pending appeal, with the Circuit Court. On April 13, 2010, the Circuit Court granted the motion to expedite and denied the motion for stay pending appeal. On July 13, 2010, the Circuit Court reversed the order of the District Court as to the IUE-CWA and the Court and directed the District Court to, among other things, direct the Court to order the Company to take whatever action is necessary to immediately restore terminated or modified benefits to their pre-termination/modification levels. On July 27, 2010, the Company filed a Petition for Rehearing or Rehearing En Banc requesting that the Circuit Court grant a rehearing to review the panel’s decision, which was denied. On August 17, 2010 and August 20, 2010, on remand, the Court ruled that the Company should restore certain other postretirement employee benefits to the appellant-retirees as well as salaried retirees and certain retirees of the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (“UAW”). On September 1, 2010, the Company filed a Notice of Appeal of these rulings in respect of the decision to include non-appealing retirees, and on September 15, 2010 the UAW filed a Notice of Cross-Appeal. The appeals process includes mandatory mediation of the dispute. The Company subsequently reached an agreement with the original appellants in late-September 2010, which resulted in the Company not restoring other postretirement employee benefits of such retirees. The UAW filed a complaint with the United States District Court for the Eastern District of Michigan seeking, among other things, a declaratory judgment to prohibit the Company from terminating certain other postretirement employee benefits for UAW retirees after the Effective Date. In October 2011, the parties requested that the stay of proceedings for mediation be lifted and a revised scheduling order be issued, which is pending.

On March 31, 2009, Visteon UK Limited, a company organized under the laws of England and Wales and an indirect, wholly-owned subsidiary of the Company (the “UK Debtor”), filed for administration under the United Kingdom Insolvency Act of 1986 with the High Court of Justice, Chancery division in London, England (the “UK Administration”). The UK Administration does not include the Company or any of the Company’s other subsidiaries.

In June of 2009, the UK Pensions Regulator advised the Administrators of the UK Debtor that it was investigating whether there were grounds for regulatory intervention under various provisions of the UK Pensions Act 2004 in relation to an alleged funding deficiency in respect of the UK Debtor pension plan. That investigation is ongoing and the Debtors have been cooperating with the UK Pensions Regulator. In October of 2009, the trustee of the UK Debtor pension plan filed proofs of claim against each of the Debtors asserting contingent and unliquidated claims pursuant to the UK Pensions Act 2004 and the UK Pensions Act 1995 for liabilities related to a funding deficiency of the UK Debtor pension plan of approximately  $555 million as of March 31, 2009. The trustee of the Visteon Engineering Services Limited (“VES”) pension plan also submitted proofs of claim against each of the Debtors asserting contingent and unliquidated claims pursuant to the UK Pensions Act 2004 and the UK Pensions Act 1995 for liabilities related to an alleged funding deficiency of the VES pension plan of approximately  $118 million as of March 31, 2009. On May 11, 2010, the UK Debtor Pension Trustees Limited, the creditors’ committee, and the Debtors entered in a stipulation whereby the UK Debtor Pension Trustees Limited agreed to withdraw all claims asserted against the Debtors with prejudice, which the Court approved on May 12, 2010. The trustee of the VES pension plan also agreed to withdraw all claims against each of the Debtors. The Company disputes that any basis exists for the UK Pensions Regulator to seek contribution or financial support from any of the affiliated entities outside the UK with respect to their claims, however, no assurance can be given that a successful claim for contribution or financial support would not have a material adverse effect on the business, result of operations or financial condition of the Company and/or its affiliates.

Several current and former employees of Visteon Deutschland GmbH (“Visteon Germany”) filed civil actions against Visteon Germany in various German courts beginning in August 2007 seeking damages for the alleged violation of German pension laws that prohibit the use of pension benefit formulas that differ for salaried and hourly employees without adequate justification. Several of these actions have been joined as pilot cases. In a written decision issued in April 2010, the Federal Labor Court issued a declaratory judgment in favor of the plaintiffs in the pilot cases. To date, more than 500 current and former employees have filed similar actions or have inquired as to or been granted additional benefits, and an additional 800 current and former employees are similarly situated. The Company has reserved approximately  $16 million relating to these claims based on the Company’s best estimate as to the number and value of the claims that will be made in connection with the pension plan. However, the Company’s estimate is subject to many uncertainties which could result in Visteon Germany incurring amounts in excess of the reserved amount of up to approximately  $12 million.

On October 28, 2011, Cadiz Electronica, S.A., an indirect, wholly-owned subsidiary of the Company organized under the laws of Spain (“Cadiz”), filed an application with the Commercial Court of Cadiz to commence a pre-insolvency proceeding under the Insolvency Law of Spain. Under the pre-insolvency proceeding, Cadiz continues to manage its business and assets, but has up to four months to reach an arrangement with its creditors to avoid an insolvency proceeding or before an involuntary insolvency proceeding can be commenced. Cadiz has been in discussions with local unions, works committee and appropriate public authorities following its second quarter announcement of its intention to permanently cease production and close its facility in El Puerto de Santa Maria, Cadiz, Spain. See Note 1, “Basis of Presentation.”

Product Warranty and Recall

Amounts accrued for product warranty and recall claims are based on management’s best estimates of the amounts that will ultimately be required to settle such items. The Company’s estimates for product warranty and recall obligations are developed with support from its sales, engineering, quality and legal functions and include due consideration of contractual arrangements, past experience, current claims and related information, production changes, industry and regulatory developments and various other considerations. The Company can provide no assurances that it will not experience material claims in the future or that it will not incur significant costs to defend or settle such claims beyond the amounts accrued or beyond what the Company may recover from its suppliers.

The following table provides a reconciliation of changes in the product warranty and recall claims liability for the nine months ended September 30, 2011 and 2010 (dollars in millions):

	Successor	Predecessor
	Nine Months Ended September 30 2011	Nine Months Ended September 30 2010
Beginning balance	$75	$79
Accruals for products shipped	16	19
Changes in estimates	(11)	(3)
Settlements	(12)	(13)

Ending balance	$68	$82

During the nine months ended September 30, 2011, the Company realized a favorable adjustment to its warranty obligations due to changes in estimates associated with contractual arrangements and current claims.

Environmental Matters

The Company is subject to the requirements of federal, state, local and foreign environmental and occupational safety and health laws and regulations and ordinances. These include laws regulating air emissions, water discharge and waste management. The Company is also subject to environmental laws requiring the investigation and cleanup of environmental contamination at properties it presently owns or operates and at third-party disposal or treatment facilities to which these sites send or arranged to send hazardous waste. The Company is aware of contamination at some of its properties. These sites are in various stages of investigation and cleanup. The Company currently is, has been, and in the future may become the subject of formal or informal enforcement actions or procedures.

Costs related to environmental assessments and remediation efforts at operating facilities, previously owned or operated facilities, or other waste site locations are accrued when it is probable that a liability has been incurred and the amount of that liability can be reasonably estimated. Estimated costs are recorded at undiscounted amounts, based on experience and assessments, and are regularly evaluated. The liabilities are recorded in Other current liabilities and Other non-current liabilities in the consolidated balance sheets. At September 30, 2011, the Company had recorded a reserve of approximately  $1 million for environmental matters. However, estimating liabilities for environmental investigation and cleanup is complex and dependent upon a number of factors beyond the Company’s control and which may change dramatically. Accordingly, although the Company believes its reserve is adequate based on current information, the Company cannot provide any assurance that its ultimate environmental investigation and cleanup costs and liabilities will not exceed the amount of its current reserve.

Other Contingent Matters

Various legal actions, governmental investigations and proceedings and claims are pending or may be instituted or asserted in the future against the Company, including those arising out of alleged defects in the Company’s products; governmental regulations relating to safety; employment-related matters; customer, supplier and other contractual relationships; intellectual property rights; product warranties; product recalls; and environmental matters. Some of the foregoing matters may involve compensatory, punitive or antitrust or other treble damage claims in very large amounts, or demands for recall campaigns, environmental remediation programs, sanctions, or other relief which, if granted, would require very large expenditures. The Company enters into agreements that contain indemnification provisions in the normal course of business for which the risks are considered nominal and impracticable to estimate.

Contingencies are subject to many uncertainties, and the outcome of individual litigated matters is not predictable with assurance. Reserves have been established by the Company for matters discussed in the immediately foregoing paragraph where losses are deemed probable and reasonably estimable. It is possible, however, that some of the matters discussed in the foregoing paragraph could be decided unfavorably to the Company and could require the Company to pay damages or make other expenditures in amounts, or a range of amounts, that cannot be estimated at September 30, 2011 and that are in excess of established reserves. The Company does not reasonably expect, except as otherwise described herein, based on its analysis, that any adverse outcome from such matters would have a material effect on the Company’s financial condition, results of operations or cash flows, although such an outcome is possible.

Under section 362 of the Bankruptcy Code, the filing of a bankruptcy petition automatically stayed most actions against a debtor, including most actions to collect pre-petition indebtedness or to exercise control over the property of the debtor’s estate. Substantially all pre-petition liabilities and claims relating to rejected executory contracts and unexpired leases have been settled under the Debtor’s plan of reorganization, however, the ultimate amounts to be paid in settlement of each those claims will continue to be subject to the uncertain outcome of litigation, negotiations and Court decisions for a period of time after the Effective Date.

Segment Information	9 Months Ended
Sep. 30, 2011
Segment Information [Abstract]
Segment Information

NOTE 15. Segment Information

Segments are defined as components of an enterprise for which discrete financial information is available that is evaluated regularly by the chief operating decision-maker, or a decision-making group, in deciding the allocation of resources and in assessing performance. The Company’s chief operating decision making group (the “CODM Group”), comprised of the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), evaluates the performance of the Company’s segments primarily based on net sales, before elimination of inter-company shipments, gross margin and operating assets. Gross margin is defined as total sales less costs to manufacture and product development and engineering expenses. Operating assets include inventories and property and equipment utilized in the manufacture of the segments’ products.

In April 2011, the Company announced a new operating structure for use by the CODM Group in managing the business based on specific global product lines rather than reporting at a broader global product group level as was historically utilized by the CODM Group. Under the historical global product group reporting, the results of each of the Company’s facilities were grouped for reporting purposes into segments based on the predominant product line offering of the respective facility, as separate product line results within each facility were not historically available. During the second quarter of 2011 the Company completed the process of realigning systems and reporting structures to facilitate financial reporting under the revised organizational structure such that the results for each product line within each facility can be separately identified.

The Company’s new operating structure is organized by global product lines, including: Climate, Electronics, Interiors and Lighting. Accordingly, the results of operations for comparable prior periods have been recast to reflect the new global product line operating structure. These global product lines have financial and operating responsibility over the design, development and manufacture of the Company’s product portfolio. Global customer groups are responsible for the business development of the Company’s product portfolio and overall customer relationships. Certain functions such as procurement, information technology and other administrative activities are managed on a global basis with regional deployment. The Company’s reportable segments are described as follows:

•	The Climate product line includes climate air handling modules, powertrain cooling modules, heat exchangers, compressors, fluid transport and engine induction systems.

•	The Electronics product line includes audio systems, infotainment systems, driver information systems, powertrain and feature control modules, climate controls and electronic control modules.

•	The Interiors product line includes instrument panels, cockpit modules, door trim and floor consoles.

•	The Lighting product line includes headlamps, rear combination lamps, center high-mounted stop lamps, fog lamps and electronic control modules.

Segment Net Sales and Gross Margin

	Net Sales				Gross Margin
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	September 30		September 30		September 30		September 30
	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor
	2011	2010	2011	2010	2011	2010	2011	2010
				(Dollars in Millions)
Climate	$1,003	$863	$3,040	$2,660	$79	$82	$258	$325
Electronics	338	298	1,047	935	30	(66)	105	136
Interiors	606	491	1,854	1,641	31	22	116	89
Lighting	131	100	394	345	8	1	15	10
Eliminations	(41)	(50)	(147)	(144)	—	—	—	—

Total products	2,037	1,702	6,188	5,437	148	39	494	560

Services	—	28	—	142	—	1	—	2

Total consolidated	$2,037	$1,730	$6,188	$5,579	$148	$40	$494	$562

Segment Operating Assets

	Inventories, net		Property and Equipment, net
	September 30	December 31	September 30	December 31
	2011	2010	2011	2010
	(Dollars in Millions)
Climate	$238	$214	$938	$968
Electronics	76	73	147	159
Interiors	55	50	213	212
Lighting	34	25	108	109
Eliminations	3	2	—	—

Total segments	406	364	1,406	1,448

Reconciling Item
Corporate	—	—	122	128

Total consolidated	$406	$364	$1,528	$1,576

Condensed Consolidating Financial Information of Guarantor Subsidiaries	9 Months Ended
Sep. 30, 2011
Condensed Consolidating Financial Information of Guarantor Subsidiaries [Abstract]
Condensed Consolidating Financial Information Of Guarantor Subsidiaries

NOTE 16. Condensed Consolidating Financial Information of Guarantor Subsidiaries

On April 6, 2011, the Company completed the sale of  $500 million aggregate principal amount of 6.75% senior notes due April 15, 2019 (the “Senior Notes”). The Senior Notes were issued under an Indenture, dated April 6, 2011 (the “Indenture”), among the Company, the subsidiary guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Indenture and the form of Senior Notes provide, among other things, that the Senior Notes will be senior unsecured obligations of the Company. Interest is payable on the Senior Notes on April 15 and October 15 of each year beginning on October 15, 2011 until maturity. Each of the Company’s existing and future 100% owned domestic restricted subsidiaries that guarantee debt under the Company’s asset based credit facility will guarantee the Senior Notes.

The terms of the Indenture, among other things, limit the ability of the Company and certain of its subsidiaries to make restricted payments; restrict dividends or other payments of subsidiaries; incur additional debt; engage in transactions with affiliates; create liens on assets; engage in sale and leaseback transactions; and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries. The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; the rendering of judgments to pay certain amounts of money against the Company and its subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Senior Notes may declare all the Senior Notes of such series to be due and payable immediately.

The Senior Notes were sold to the initial purchasers who are party to a certain purchase agreement (the “Initial Purchasers”) for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. Pursuant to the terms of the registration rights agreement, dated April 6, 2011 (the “Registration Rights Agreement”), among the Company, the subsidiary guarantors named therein and the Initial Purchasers, the Company has agreed to offer to exchange substantially identical senior notes that have been registered under the Securities Act of 1933, as amended, for the Senior Notes, or, in certain circumstances, to register resales of the Senior Notes.

On April 6, 2011 and concurrently with the completion of the sale of the Senior Notes, the Company repaid its obligations under the Company’s  $500 million Term Loan Credit Agreement. During the second quarter of 2011, the Company recorded  $24 million of losses for unamortized discount and debt issue costs associated with the Term Loan Credit Agreement.

Guarantor Financial Statements

Certain subsidiaries of the Company (as listed below, collectively the “Guarantor Subsidiaries”) have guaranteed fully and unconditionally, on a joint and several basis, the obligation to pay principal and interest under the Company’s Senior Credit Agreements. The Guarantor Subsidiaries include: Visteon Electronics Corporation; Visteon European Holdings, Inc.; Visteon Global Treasury, Inc.; Visteon International Business Development, Inc.; Visteon International Holdings, Inc.; Visteon Global Technologies, Inc.; Visteon Systems, LLC; and VC Aviation Services, LLC.

The guarantor financial statements are comprised of the following condensed consolidating financial information:

•	The Parent Company, the issuer of the guaranteed obligations;

•	Guarantor subsidiaries, on a combined basis, as specified in the indentures related to the Senior Notes;

•	Non-guarantor subsidiaries, on a combined basis;

•

Consolidating entries and eliminations representing adjustments to (a) eliminate intercompany transactions between or among the Parent Company, the guarantor subsidiaries and the non-guarantor subsidiaries, (b) eliminate the investments in affiliates, and (c) record consolidating entries.

VISTEON CORPORATION

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

	Successor - Three Months Ended September 30, 2011
	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(Dollars in Millions)
Net sales	$77	$464	$1,804	$(308)	$2,037
Cost of sales	125	390	1,682	(308)	1,889
Gross margin	(48)	74	122	—	148
Selling, general and administrative expense	28	18	54	—	100
Other expense, net	282	—	(281)	—	1

Operating (loss) income	(358)	56	349	—	47
Interest expense, net	10	(5)	—	—	5
Equity in net income of non-consolidated affiliates	—	—	43	—	43

(Loss) income before income taxes and earnings of subsidiaries	(368)	61	392	—	85
Provision for income taxes	6	—	19	—	25

(Loss) income before earnings of subsidiaries	(374)	61	373	—	60
Equity in earnings of subsidiaries	415	15	—	(430)	—

Net income	41	76	373	(430)	60
Net income attributable to non-controlling interests	—	—	19	—	19

Net income attributable to Visteon Corporation	$41	$76	$354	$(430)	$41

	Predecessor – Three Months Ended September 30, 2010
	Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(Dollars in Millions)
Net sales
Products	$74	$357	$1,496	$(225)	$1,702
Services	28	—	—	—	28

	102	357	1,496	(225)	1,730

Cost of sales
Products	(44)	357	1,575	(225)	1,663
Services	27	—	—	—	27

	(17)	357	1,575	(225)	1,690
Gross margin	119	—	(79)	—	40
Selling, general and administrative expense	24	14	53	—	91
Other expense, net	1	—	2	—	3
Reorganization expense, net	54	—	—	—	54

Operating income (loss)	40	(14)	(134)	—	(108)
Interest expense, net	39	(6)	(2)	—	31
Equity in net income of non-consolidated affiliates	—	—	35	—	35

Income (loss) before income taxes and earnings of subsidiaries	1	(8)	(97)	—	(104)
Provision for income taxes	6	—	13	—	19

Loss before earnings of subsidiaries	(5)	(8)	(110)	—	(123)
Equity in (loss) earnings of consolidated subsidiaries	(135)	1,226	—	(1,091)	—

Net (loss) income	(140)	1,218	(110)	(1,091)	(123)
Net income attributable to non-controlling interests	—	—	17	—	17

Net (loss) income attributable to Visteon Corporation	$(140)	$1,218	$(127)	$(1,091)	$(140)

	Successor – Nine Months Ended September 30, 2011
	Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(Dollars in Millions)
Net sales	$231	$1,405	$5,470	$(918)	$6,188
Cost of sales	411	1,129	5,072	(918)	5,694
Gross margin	(180)	276	398	—	494
Selling, general and administrative expense	90	50	173	—	313
Other expense, net	—	—	18	—	18

Operating (loss) income	(270)	226	207	—	163
Interest expense, net	30	(10)	2	—	22
Loss on debt extinguishment	24	—	—	—	24
Equity in net income of non-consolidated affiliates	—	—	130	—	130

(Loss) income before income taxes and earnings of subsidiaries	(324)	236	335	—	247
Provision for (benefit from) income taxes	1	(2)	88	—	87

(Loss) income before earnings of subsidiaries	(325)	238	247	—	160
Equity in earnings of consolidated subsidiaries	431	162	—	(593)	—

Net income	106	400	247	(593)	160
Net income attributable to non-controlling interests	—	—	54	—	54

Net income attributable to Visteon Corporation	$106	$400	$193	$(593)	$106

	Predecessor – Nine Months Ended September 30, 2010
	Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(Dollars in Millions)
Net sales
Products	$293	$1,191	$4,730	$(777)	$5,437
Services	142	—	—	—	142

	435	1,191	4,730	(777)	5,579

Cost of sales
Products	349	779	4,526	(777)	4,877
Services	140	—	—	—	140

	489	779	4,526	(777)	5,017
Gross margin	(54)	412	204	—	562
Selling, general and administrative expense	107	44	141	—	292
Reorganization expense, net	123	—	—	—	123
Other expense, net	29	2	14	—	45

Operating (loss) income	(313)	366	49	—	102
Interest expense, net	181	(19)	(2)	—	160
Equity in net income of non-consolidated affiliates	—	—	100	—	100

(Loss) income before income taxes and earnings of subsidiaries	(494)	385	151	—	42
Provision for income taxes	2	—	92	—	94

(Loss) income before earnings of subsidiaries	(496)	385	59	—	(52)
Equity in earnings of consolidated subsidiaries	388	1,371	—	(1,759)	—

Net (loss) income	(108)	1,756	59	(1,759)	(52)
Net income attributable to non-controlling interests	—	—	56	—	56

Net (loss) income attributable to Visteon Corporation	$(108)	$1,756	$3	$(1,759)	$(108)

VISTEON CORPORATION

CONDENSED CONSOLIDATING BALANCE SHEETS

	Successor – September 30, 2011
	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(Dollars in Millions)
ASSETS
Cash and equivalents	$103	$88	$567	$—	$758
Accounts receivable, net	184	715	1,132	(792)	1,239
Inventories, net	22	28	356	—	406
Other current assets	34	37	230	—	301

Total current assets	343	868	2,285	(792)	2,704

Property and equipment, net	102	85	1,341	—	1,528
Investment in affiliates	2,045	1,142	—	(3,187)	—
Equity in net assets of non-consolidated affiliates	—	—	547	—	547
Intangible assets, net	84	68	214	—	366
Other non-current assets	28	453	61	(453)	89

Total assets	$2,602	$2,616	$4,448	$(4,432)	$5,234

LIABILITIES AND SHAREHOLDERS’ EQUITY

Short-term debt, including current portion of long-term debt	$169	$12	$161	$(261)	$81
Accounts payable	176	258	1,263	(524)	1,173
Other current liabilities	69	20	392	—	481

Total current liabilities	414	290	1,816	(785)	1,735

Long-term debt	495	—	469	(457)	507
Employee benefits	293	64	152	—	509
Other non-current liabilities	27	4	385	—	416

Shareholders’ equity:
Total Visteon Corporation shareholders’ equity	1,373	2,258	932	(3,190)	1,373
Non-controlling interests	—	—	694	—	694

Total shareholders’ equity	1,373	2,258	1,626	(3,190)	2,067

Total liabilities and shareholders’ equity	$2,602	$2,616	$4,448	$(4,432)	$5,234

	Successor - December 31, 2010
	Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(Dollars in Millions)
ASSETS
Cash and equivalents	$153	$81	$671	$—	$905
Accounts receivable, net	160	956	1,204	(1,228)	1,092
Inventories, net	16	25	323	—	364
Other current assets	93	28	220	—	341

Total current assets	422	1,090	2,418	(1,228)	2,702

Property and equipment, net	104	105	1,367	—	1,576
Investment in affiliates	2,357	1,193	—	(3,550)	—
Equity in net assets of non-consolidated affiliates	—	—	439	—	439
Intangible assets, net	90	76	236	—	402
Other non-current assets	65	439	55	(470)	89

Total assets	$3,038	$2,903	$4,515	$(5,248)	$5,208

LIABILITIES AND SHAREHOLDERS’ EQUITY

Short-term debt, including current portion of long-term debt	$644	$10	$247	$(823)	$78
Accounts payable	186	198	1,218	(399)	1,203
Other current liabilities	142	34	391	(6)	561

Total current liabilities	972	242	1,856	(1,228)	1,842

Long-term debt	472	—	481	(470)	483
Employee benefits	307	74	145	—	526
Other non-current liabilities	27	5	375	—	407

Shareholders’ equity:
Total Visteon Corporation shareholders’ equity	1,260	2,582	968	(3,550)	1,260
Non-controlling interests	—	—	690	—	690

Total shareholders’ equity	1,260	2,582	1,658	(3,550)	1,950

Total liabilities and shareholders’ equity	$3,038	$2,903	$4,515	$(5,248)	$5,208

VISTEON CORPORATION

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

	Successor - Nine Months Ended September 30, 2011
	Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(Dollars in Millions)
Net cash (used by) provided from operating activities	$(120)	$(76)	$251	$—	$55

Investing activities
Capital expenditures	(3)	(10)	(172)	—	(185)
Dividends received from consolidated affiliates	57	149	—	(206)	—
Other, including proceeds from divestitures and asset sales	—	—	(2)	—	(2)

Net cash provided from (used by) investing activities	54	139	(174)	(206)	(187)

Financing activities
Cash restriction, net	55	—	(3)	—	52
Short term debt, net	—	—	11	—	11
Proceeds from issuance of debt, net of issuance costs	492	—	11	—	503
Principal payments on debt	(501)	—	(12)	—	(513)
Rights offering fees	(33)	—	—	—	(33)
Dividends paid to consolidated affiliates	—	(57)	(149)	206	—
Other	3	—	(29)	—	(26)

Net cash provided from (used by) financing activities	16	(57)	(171)	206	(6)

Effect of exchange rate changes on cash and equivalents	—	1	(10)	—	(9)

Net (decrease) increase in cash and equivalents	(50)	7	(104)	—	(147)
Cash and equivalents at beginning of period	153	81	671	—	905

Cash and equivalents at end of period	$103	$88	$567	$—	$758

	Predecessor - Nine Months Ended September 30, 2010
	Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(Dollars in Millions)
Net cash (used by) provided from operating activities	$(198)	$(27)	$448	$—	$223

Investing activities
Capital expenditures	(4)	(5)	(108)	—	(117)
Dividends received from consolidated affiliates	44	59	—	(103)	—
Other, including proceeds from divestitures and asset sales	11	1	30	—	42

Net cash provided from (used by) investing activities	51	55	(78)	(103)	(75)

Financing activities
Cash restriction, net	—	(2)	(60)	—	(62)
Short term debt, net	—	—	(9)	—	(9)
Proceeds from issuance of debt, net of issuance costs	—	—	9	—	9
Principal payments on debt	(77)	—	(22)	—	(99)
Rights offering fees	(11)	—	—	—	(11)
Dividends paid to consolidated affiliates	—	(44)	(59)	103	—
Other	(2)	—	(19)	—	(21)

Net cash used by financing activities	(90)	(46)	(160)	103	(193)

Effect of exchange rate changes on cash and equivalents	—	(3)	4	—	1

Net (decrease) increase in cash and equivalents	(237)	(21)	214	—	(44)
Cash and equivalents at beginning of period	353	76	533	—	962

Cash and equivalents at end of period	$116	$55	$747	$—	$918